Income Taxes	12 Months Ended
Dec. 31, 2012
Income Taxes

7. Income taxes

Following is the total income from continuing operations before income taxes and the continuing operations provision for income taxes for the three years ended December 31, 2012.

Year ended December 31 (millions)	2012	2011	2010
Income (loss) from continuing operations before income taxes
United States	$32.5	$(20.4)	$37.4
Foreign	221.6	226.4	185.5
Total income from continuing operations before income taxes	$254.1	$206.0	$222.9
Continuing operations provision for income taxes
Current
United States	$3.6	$2.8	$8.7
Foreign	66.5	43.8	75.4
State and local	–	.2	.3
Total	70.1	46.8	84.4
Deferred
Foreign	27.2	18.0	(25.6)
Total continuing operations provision for income taxes	$97.3	$64.8	$58.8

Following is a reconciliation of the provision for income taxes at the United States statutory tax rate to the continuing operations provision for income taxes as reported:

Year ended December 31 (millions)	2012	2011	2010
United States statutory income tax provision	$88.9	$72.1	$78.0
Income and losses for which no provision or benefit has been recognized	7.0	21.8	(3.0)
Foreign rate differential and other foreign tax expense	(32.2)	(16.8)	(41.5)
Income tax withholdings	20.3	16.7	22.6
Permanent items	4.0	4.2	4.3
Foreign currency devaluation	–	–	5.7
Enacted rate changes	9.0	8.4	4.1
Change in uncertain tax positions	4.5	6.1	1.0
Change in valuation allowances due to changes in judgment	–	(15.2)	(13.2)
Income tax credits, U.S.	(4.0)	(4.2)	.4
Tax audit matters	–	(28.3)	.1
Other	(.2)	–	.3
Continuing operations provision for income taxes	$97.3	$64.8	$58.8

The 2012 and 2011 provision for income taxes includes $9.2 million and $8.4 million, respectively due to a reduction in the UK income tax rate. The rate reductions were enacted in the third quarters of 2012 and 2011, and reduced the rate from 27% to 26% effective April 1, 2011, to 24% effective April 1, 2012 and to 23% effective April 1, 2013. The tax provisions were caused by a write down of the UK net deferred tax assets. In addition, the 2011 provision for income taxes includes a benefit of $28.3 million related to the settlement of two European tax matters.

The tax effects of temporary differences and carryforwards that give rise to significant portions of deferred tax assets and liabilities at December 31, 2012 and 2011 were as follows:

December 31 (millions)	2012	2011
Deferred tax assets
Tax loss carryforwards	$914.9	$800.6
Postretirement benefits	905.4	787.1
Foreign tax credit carryforwards	564.3	553.3
Capitalized research and development	149.6	267.4
Other tax credit carryforwards	116.8	144.2
Deferred revenue	76.1	91.0
Employee benefits and compensation	55.9	54.3
Purchased capitalized software	43.7	46.0
Depreciation	34.8	38.6
Capitalized costs	16.5	17.3
Warranty, bad debts and other reserves	15.1	18.4
Debt related	–	8.8
Other	30.0	22.9
	2,923.1	2,849.9
Valuation allowance	(2,731.8)	(2,648.5)
Total deferred tax assets	$191.3	$201.4
Deferred tax liabilities
Other	$25.6	$27.1
Total deferred tax liabilities	$25.6	$27.1
Net deferred tax assets	$165.7	$174.3

At December 31, 2012, the company has U.S. Federal ($385.3 million), state and local ($275.8 million), and foreign ($253.8 million) tax loss carryforwards, the total tax effect of which is $914.9 million. These carryforwards will expire as follows (in millions): 2013, $5.4; 2014, $7.6; 2015, $12.3; 2016, $9.4; 2017, $419.5; and $460.7 thereafter. The company also has available tax credit carryforwards of approximately $681.1 million, which will expire as follows (in millions): 2013, $46.4; 2014, $23.4; 2015, $22.3; 2016, $32.1; 2017, $179.8; and $377.1 thereafter.

Failure to achieve forecasted taxable income might affect the ultimate realization of the company’s net deferred tax assets. Factors that may affect the company’s ability to achieve sufficient forecasted taxable income include, but are not limited to, the following: increased competition, a decline in sales or margins, loss of market share, the impact of the economic environment, delays in product availability and technological obsolescence.

Cumulative undistributed earnings of foreign subsidiaries, for which no U.S. income or foreign withholding taxes have been recorded, approximated $1,008 million at December 31, 2012. As the company currently intends to indefinitely reinvest all such earnings, no provision has been made for income taxes that may become payable upon distribution of such earnings, and it is not practicable to determine the amount of the related unrecognized deferred income tax liability.

Cash paid for income taxes, net of refunds, during 2012, 2011 and 2010 was $39.9 million, $74.9 million and $52.7 million, respectively.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

Year ended December 31 (millions)	2012	2011	2010
Balance at January 1	$24.3	$19.5	$4.0
Additions based on tax positions related to the current year	3.5	6.0	13.9
Changes for tax positions of prior years	1.4	–	2.1
Reductions as a result of a lapse of applicable statute of limitations	(.4)	–	(.1)
Settlements	(.7)	(1.2)	(.4)
Changes due to foreign currency	1.1	–	–
Balance at December 31	$29.2	$24.3	$19.5

The company recognizes penalties and interest accrued related to income tax liabilities in the provision for income taxes in its consolidated statements of income. At December 31, 2012 and 2011, the company had an accrual of $2.0 million and $1.0 million, respectively, for the payment of penalties and interest.

At December 31, 2012, all of the company’s liability for unrecognized tax benefits, if recognized, would affect the company’s effective tax rate. Within the next 12 months, the company believes that it is reasonably possible that the amount of unrecognized tax benefits may significantly change; however, various events could cause this belief to change in the future.

The company and its subsidiaries file income tax returns in the U.S. federal jurisdiction, and various states and foreign jurisdictions. The company’s U.S. federal income return is under audit for 2010. Several U.S. state and foreign income tax audits are in process. The company is under an audit in India, for which years prior to 2006 are closed. In the fourth quarter of 2012, the company resolved an audit of its Australian subsidiary. The company remains open to examination in Australia from 2009 forward. There are currently no income tax audits in process in either Brazil or the United Kingdom, which are the most significant jurisdictions outside the U.S. For both Brazil and the United Kingdom, the audit period through 2008 is closed. All of the various ongoing income tax audits throughout the world are not expected to have a material impact on the company’s financial position.

Internal Revenue Code Sections 382 and 383 provide annual limitations with respect to the ability of a corporation to utilize its net operating loss (as well as certain built-in losses) and tax credit carryforwards, respectively (Tax Attributes), against future U.S. taxable income, if the corporation experiences an “ownership change.” In general terms, an ownership change may result from transactions increasing the ownership of certain stockholders in the stock of a corporation by more than 50 percentage points over a three-year period. The company regularly monitors ownership changes (as calculated for purposes of Section 382). The company has determined that, for purposes of the rules of Section 382 described above, an ownership change occurred in February 2011. Any future transaction or transactions and the timing of such transaction or transactions could trigger additional ownership changes under Section 382.

As a result of the ownership change, utilization of the company’s Tax Attributes will be subject to an estimated overall annual limitation determined in part by multiplying the total adjusted aggregate market value of the company’s common stock immediately preceding the ownership change (approximately $1.6 billion) by the applicable long-term tax-exempt rate (4.47% for February 2011), subject to increase or decrease based on the built-in gain or built-in loss, if any, in the company’s assets at the time of the ownership change. Any unused annual limitation may be carried over to later years. Future U.S. taxable income may not be fully offset by existing Tax Attributes, if such income exceeds the company’s annual limitation. However, based on presently available information and the existence of tax planning strategies, currently the company does not expect to incur a U.S. cash tax liability in the near term. The company maintains a full valuation allowance against the realization of all U.S. deferred tax assets as well as certain foreign deferred tax assets in excess of deferred tax liabilities.